EXHIBIT 10.3

SUBSIDIARY GUARANTY

This Guaranty is made as of November 1, 2010 by the parties identified in the signature pages thereto, and any Joinder to Guaranty hereafter delivered (collectively, the “Subsidiary Guarantors”), to and for the benefit of KeyBank National Association, individually (“KeyBank”) and as administrative agent (“Administrative Agent”) for itself and the lenders under the Credit Agreement (as defined below) and their respective successors and assigns (collectively, the “Lenders”) and to and for the benefit of the counterparties to those certain “Related Swap Obligations” (as defined in the Credit Agreement), which may include Lenders and certain Affiliates of Lenders (collectively, the “Related Creditors” and, with the Lenders, the “Credit Parties”).

RECITALS

A.

Inland Diversified Real Estate Trust, Inc., a corporation organized under the laws of the State of Maryland (“Borrower”), and Subsidiary Guarantors have requested that the Lenders make a revolving credit facility available to Borrower in an aggregate principal amount of up to $25,000,000, subject to future increase up to $150,000,000 (the “Facility”).

B.

The Lenders have agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in that certain Credit Agreement of even date herewith among Borrower, the Administrative Agent, and the Lenders named therein (as amended, modified or restated from time to time, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

C.

Borrower has executed and delivered or will execute and deliver to the Lenders promissory notes in the principal amount of each Lender’s Commitment and promissory notes in the principal amount, if any, of each Lender’s Loan as evidence of Borrower’s indebtedness to each such Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the “Notes”).

D.

Borrower may enter into certain Related Swap Obligations with one or more of the Lenders or Affiliates of Lenders.

E.

Subsidiary Guarantors are subsidiaries of Borrower.  Subsidiary Guarantors acknowledge that the extension of credit by the Administrative Agent and the Lenders to Borrower pursuant to the Credit Agreement and the execution and delivery of Related Swap Obligations by certain Lenders and Affiliates of Lenders will benefit Subsidiary Guarantors by making funds available to Subsidiary Guarantors through Borrower and by enhancing the financial strength of the consolidated group of which Subsidiary Guarantors and Borrower are members.  The execution and delivery of this Guaranty by Subsidiary Guarantors are conditions precedent to the performance by the Lenders of their obligations under the Credit Agreement and the execution and delivery of any Related Swap Obligations by such Lenders and Affiliates of Lender.

AGREEMENTS

NOW, THEREFORE, Subsidiary Guarantors, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agree as follows:

1.

Subsidiary Guarantors absolutely, unconditionally, and irrevocably guaranty to each of the Lenders and Lenders’ Affiliates:

(a)

the full and prompt payment of the principal of and interest on the Notes when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Notes, the Credit Agreement, and the other Loan Documents;

(b)

prompt payment of all sums which may now be or may hereafter be come due and owing under the Related Swap Obligations;

(c)

the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

(d)

the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Credit Agreement and the Loan Documents and under the Related Swap Obligations.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the “Guaranteed Indebtedness.”  All obligations described in subparagraph (d) of this Paragraph 1 are referred to herein as the “Obligations.”  Subsidiary Guarantors and the Credit Parties agree that Subsidiary Guarantors’ obligations hereunder shall not exceed the greater of:  (i) the aggregate amount of all monies received, directly or indirectly, by Subsidiary Guarantors from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the maximum amount of the Guaranteed Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the “Bankruptcy Code”).  To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Subsidiary Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Subsidiary Guarantor’s obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Subsidiary Guarantor insolvent, or leave such Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause such Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code.  In the event a Subsidiary Guarantor shall make any payment or payments under this Guaranty each other guarantor of the Guaranteed Indebtedness shall contribute to such Subsidiary Guarantor an amount equal to such non-paying Subsidiary Guarantor’s pro rata share (based on their respective maximum liabilities hereunder and under such other guaranty) of such payment or payments made by such Subsidiary Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Guaranteed Indebtedness to Lenders.

2.

In the event of any default by Borrower in making payment of the Guaranteed Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Subsidiary Guarantors agree, on demand by the Administrative Agent or the holder of a Note or Credit Party under a Related Swap Obligation, to pay all the Guaranteed Indebtedness and to perform all the Obligations as are then or thereafter become due and owing or are to be performed under the terms of the Notes, the Credit Agreement, and the other Loan Documents or under the Related Swap Obligation, as the case may be.

3.

Subsidiary Guarantors do hereby waive (i) notice of acceptance of this Guaranty by the Administrative Agent and the Credit Parties and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Subsidiary Guarantors may have against Borrower or which Subsidiary Guarantors or Borrower may have against the Administrative Agent or the Credit Parties or the holder of a Note, (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Subsidiary Guarantors with liability, (iv) any failure by the Administrative Agent and the Credit Parties to inform Subsidiary Guarantors of any facts the Administrative Agent and the Credit Parties may now or hereafter know about Borrower, the Facility, Related Swap Obligation, or the transactions contemplated by the Credit Agreement, it being understood and agreed that the Administrative Agent and the Lenders and the Credit Parties have no duty so to inform and that Subsidiary Guarantors are fully responsible for being and remaining informed by Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Guaranteed Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of Borrower or any other action by any court or governmental body with respect thereto, or to cause the Administrative Agent and the Credit Party to proceed against any other security given to a Credit Party in connection with the Guaranteed Indebtedness or the Obligations.  Credit may be granted or continued from time to time by the Credit Parties to Borrower without notice to or authorization from Subsidiary Guarantors, regardless of the financial or other condition of Borrower at the time of any such grant or continuation.  The Administrative Agent and the Credit Parties shall have no obligation to disclose or discuss with Subsidiary Guarantors the Credit Parties’ assessment of the financial condition of Borrower.  Subsidiary Guarantors acknowledge that no representations of any kind whatsoever have been made by the Administrative Agent and the Credit Parties to Subsidiary Guarantors.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent and the Credit Parties except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent and the Credit Parties.  Subsidiary Guarantors further agree that any exculpatory language contained in the Credit Agreement, the Notes, and the other Loan Documents or in the Related Swap Obligations shall in no event apply to this Guaranty, and will not prevent the Administrative Agent and the Credit Parties from proceeding against Subsidiary Guarantors to enforce this Guaranty.

4.

Subsidiary Guarantors further agree that Subsidiary Guarantors’ liability as guarantor shall in no way be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Subsidiary Guarantors of the time for payment of interest or principal under a Note or by any forbearance or delay in collecting interest or principal under a Note, or by any waiver by the Administrative Agent and the Lenders under the Credit Agreement, or any other Loan Documents, or any waiver by the Related Creditors under any Related Swap Obligations or by the Administrative Agent or the Credit Parties’ failure or election not to pursue any other remedies they may have against Borrower, or by any change or modification in a Note, the Credit Agreement, or any other Loan Documents or in a Related Swap Obligation, or by the acceptance by the Administrative Agent or the Credit Parties of any security or any increase, substitution or change therein, or by the release by the Administrative Agent and the Credit Parties of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Guaranteed Indebtedness, even though a Credit Party might lawfully have elected to apply such payments to any part or all of the Guaranteed Indebtedness, it being the intent hereof that Subsidiary Guarantors shall remain liable as principal for payment of the Guaranteed Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Credit Agreement, and other Loan Documents and the Related Swap Obligations and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety.  Subsidiary Guarantors further understand and agree that the Administrative Agent and the Credit Parties may at any time enter into agreements with Borrower to amend and modify a Note, the Credit Agreement or any of the other Loan Documents or any Related Swap Obligation, or any thereof, and may waive or release any provision or provisions of a Note, the Credit Agreement, or any other Loan Document or any Related Swap Obligation and, with reference to such instruments, may make and enter into any such agreement or agreements as the Administrative

Agent, the Credit Parties and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of the Administrative Agent’s, and Credit Parties’ rights hereunder or any of Subsidiary Guarantors’ obligations hereunder.

5.

This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection.  Each Subsidiary Guarantor agrees that its obligations hereunder shall be joint and several with any and all other guarantees given in connection with the Guaranteed Indebtedness or Obligations from time to time.  Subsidiary Guarantors agree that this Guaranty may be enforced by the Administrative Agent and the Credit Parties without the necessity at any time of resorting to or exhausting any security or collateral, if any, given in connection herewith or with a Note, the Credit Agreement, or any of the other Loan Documents or the Related Swap Obligations or by or resorting to any other guaranties, and Subsidiary Guarantors hereby waive the right to require the Administrative Agent and the Credit Parties to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right.  Subsidiary Guarantors further agree that nothing contained herein or otherwise shall prevent the Administrative Agent and the Credit Parties from pursuing concurrently or successively all rights and remedies available to them at law and/or in equity or under a Note, the Credit Agreement or any other Loan Documents or under the Related Swap Obligations, and the exercise of any of their rights or the completion of any of their remedies shall not constitute a discharge of any of Subsidiary Guarantors’ obligations hereunder, it being the purpose and intent of Subsidiary Guarantors that the obligations of such Subsidiary Guarantors hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever.  Neither Subsidiary Guarantors’ obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under a Note, the Credit Agreement, or any other Loan Document or under a Related Swap Obligation or by reason of Borrower’s bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower.  This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to a Note, the Credit Agreement, or any other Loan Document or pursuant to a Related Swap Obligation is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to such Credit Party had not been made, regardless of whether such Credit Party contested the order requiring the return of such payment.  The obligations of Subsidiary Guarantors pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

6.

This Guaranty shall be assignable by a Credit Party to any assignee of all or a portion of such Credit Party’s rights under the Loan Documents or Related Swap Obligations.

7.

If:  (i) this Guaranty, a Note, or any of the Loan Documents or any Related Swap Obligation are placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent the Administrative Agent or any Credit Party in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, a Note, the Credit Agreement, or any Loan Document or any Related Swap Obligation; (iii) an attorney is retained to enforce any of the other Loan Documents or a Related Swap Obligation or to provide advice or other representation with respect to the Loan Documents or a Related Swap Obligation in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent the Administrative Agent or any Credit Party in any other legal proceedings whatsoever in connection with this Guaranty, a Note, the Credit Agreement, any of the Loan Documents or any Related Swap Obligation, or any property subject thereto (other than any action or proceeding brought by any Credit Facility or participant against the Administrative Agent alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Subsidiary Guarantors shall pay to the Administrative Agent or such Credit Party upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder.

8.

The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of the Administrative Agent and the Credit Parties or the holder of a Note under the remainder of this Guaranty shall continue in full force and effect.

9.

Any indebtedness of Borrower to Subsidiary Guarantors now or hereafter existing is hereby subordinated to the Facility Indebtedness.  Subsidiary Guarantors will not seek, accept, or retain for Subsidiary Guarantors’ own account, any payment from Borrower on account of such subordinated debt at any time when a Default or Unmatured Default exists under the Credit Agreement or the Loan Documents or when a default under any Related Swap Obligation has occurred and is continuing beyond any applicable notice and cure period thereunder, and any such payments to Subsidiary Guarantors made while any such event has occurred and is continuing on account of such subordinated debt shall be collected and received by Subsidiary Guarantors in trust for the Credit Parties and shall be paid over to the Administrative Agent on behalf of the Lenders or to the applicable Related Creditor, as the case may be, on account of the Guaranteed Indebtedness without impairing or releasing the obligations of Subsidiary Guarantors hereunder.

10.

Subsidiary Guarantors hereby subordinate to the Guaranteed Indebtedness any and all claims and rights, including, without limitation, subrogation rights, contribution rights, reimbursement rights and set-off rights, which Subsidiary Guarantors may have against Borrower arising from a payment made by Subsidiary Guarantors under this Guaranty and agree that, until the entire Guaranteed Indebtedness is paid in full, not to assert or take advantage of any subrogation rights of Subsidiary Guarantors or the Credit Parties or any right of Subsidiary Guarantors or the Credit Parties to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by the Credit Parties for the payment of the Guaranteed Indebtedness and performance of the Obligations, nor shall Subsidiary Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Subsidiary Guarantors hereunder.  It is expressly understood that the agreements of Subsidiary Guarantors set forth above constitute additional and cumulative benefits given to the Credit Parties for their security and as an inducement for their extension of credit to Borrower.

11.

Any amounts received by a Credit Party from any source other than one of the Subsidiary Guarantors on account of any indebtedness may be applied by such Credit Party toward the payment of such indebtedness, and in such order of application, as such Credit Party may from time to time elect, provided that if such source directs that such amount be applied to the Guaranteed Obligations and such amount is received when no Default has occurred and is then continuing, such Credit Party shall honor such direction.

12.

Subsidiary Guarantors hereby submit to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty.  Subsidiary Guarantors hereby consent to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which the Administrative Agent or a Credit Party may at any time wish to file in connection with this Guaranty or any related matter.  Subsidiary Guarantors hereby agree that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Subsidiary Guarantors may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude the Administrative Agent or a Credit Party from filing any such action, suit, or proceeding in any other appropriate forum.

13.

All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties.  Any notice, if sent by messenger or by a recognized national overnight delivery service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.  Notice may be given as follows:

To Subsidiary Guarantors:

c/o Inland Diversified Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Attention:  Barry L. Lazarus, President/COO

Telephone:  630-218-8000 x4929

Facsimile:  630-218-4957

To KeyBank as Administrative Agent and as a Lender:

1200 Abernathy Rd NE, Suite 1550

Atlanta, Georgia  30328

Attention:  Kevin Murray

Phone:

216-689-4660

Facsimile:  216-689-3566

With a copy to:

KeyBank National Association

4900 Tiedeman Road

Brooklyn, Ohio  44144

Attention:  John Hyland

Phone:

216-813-1603

Facsimile:  216-370-6206

With a copy to:

SNR Denton US LLP

233 South Wacker Drive

Suite 7800

Chicago, Illinois  60606

Attention:  Patrick G. Moran, Esq.

Telephone:  312-876-8132

Facsimile:  312-876-7934

If to any other Lender, to its address set forth in the Credit Agreement.

If to any Related Creditor, to its address set forth in the applicable Related Swap Obligation.

14.

This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Subsidiary Guarantors and shall inure to the benefit of the Administrative Agent and the Credit Parties’ successors and assigns.

15.

This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

16.

SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE CREDIT PARTIES, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATED SWAP OBLIGATION OR RELATING THERETO OR ARISING FROM THE LENDING OR COUNTERPARTY RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17.

From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty.  From and after delivery of such joinder, the Subsidiary delivering such joinder shall be a Subsidiary Guarantor, and be bound by all of the terms and provisions of this Guaranty.

IN WITNESS WHEREOF, Subsidiary Guarantors have delivered this Guaranty in the State of Illinois as of the date first written above.

INLAND DIVERSIFIED FORT MYERS COLONIAL SQUARE, L.L.C., a Delaware limited liability company

By: INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, its sole member

By: /s/ Barry L. Lazarus

Barry L. Lazarus

President/COO

INLAND DIVERSIFIED FORT MYERS VILLAGE WALK, L.L.C., a Delaware limited liability company

By: INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, its sole member

By: /s/ Barry L. Lazarus

Barry L. Lazarus

President/COO

EXHIBIT A TO SUBSIDIARY GUARANTY

FORM OF JOINDER TO GUARANTY

THIS JOINDER is executed by __________, a __________ (“Subsidiary”), which hereby agrees as follows:

1.

All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the “Guaranty”) dated as of November 1, 2010 executed for the benefit of KeyBank National Association, as agent for itself and certain other lenders, with respect to a loan from the Lenders to Inland Diversified Real Estate Trust, Inc. (“Borrower”) and for the benefit of certain “Related Creditors” under “Related Swap Obligations” (as such terms are defined therein).

2.

As required by the Credit Agreement described in the Guaranty, Subsidiary is executing this Joinder to become a party to the Guaranty.

3.

Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

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